Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions
NOTE 16 - RELATED PARTY TRANSACTIONS:

a.
During the years ended December 31, 2021, 2020 and 2019, the Company granted 321,777, 3,347,705 and 1,089,195 options, respectively, at a weighted average exercise price of $1.04, $0.86 and $0.86 and respectively to several executives officers, and Board members of the Company. In addition, during the year ended December 31, 2021, the Company granted 7,398 RSUs to several Board members of the Company.

The fair value of the stock options that were granted during the year ended December 31, 2021 is $1,266 thousand, which is expected to be recognized over a
3-4-years
vesting period, and the fair value of the RSUs is $55 thousand, which is expected to be recognized over a
3-years
vesting period.

b.
In February 2020, the Company changed the employment terms of one of its executives, who is also a member of the Board of directors of the Company, into a fixed term employment of 5 years, ending in January 2025.

c.
On September 30, 2021, the vesting of 814,272 options of one of the Company’s executives were accelerated. The Company expensed $3,396 thousand in the general and administrative expenses due to such vesting acceleration.

d.
With respect of the execution of the Merger Agreement Closing and the listing as a public Company in the NYSE, certain of the Company’s executives received cash bonus in the amount of $1,545 thousand, that was expensed in the general and administrative expenses.

e.	As of December 31, 2021, and 2020, the Company accrued $179 and $92 respectively, for bonus payments to the Covered Executives.

f.	As of December 31, 2021, and 2020, the Company accrued $142 and $0, respectively, for services provided to PTK by its Sponsor in connection with the Merger.